SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    November 30, 2010

 ALLEGIANT PROFESSIONAL BUSINESS SERVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-135805	20-3336498
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

11838 Bernardo Plaza Ct.
Suite 240
San Diego, CA 92128
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ISSUER TELEPHONE NUMBER)
(858) 798-1620

[Missing Graphic Reference]
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Officer

Officer Resignation: Brian Bonar, President and a member of the Board of Directors of the Company has resigned as President effective December 1, 2010.

Item 9.01                        Exhibits

(b)

Exhibit No.	Exhibit
17	Resignation of Brian Bonar

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ David Goldberg
_______________________                                                                                                   November 30, 2010
David Goldberg
Chief Executive Officer
Chairman of the Board of Directors

/s/ Brian Bonar
_________________________                                                                                                November 30, 2010
Brian Bonar
Director

 /s/ John Capezzuto
_________________________                                                                                                December 30, 2010
John Capezzuto
Director